Exhibit 99.1

Towerstream Reports 2015 Financial Results

and Corporate Update

Time Warner Cable Agreement Lowers Cash Burn Significantly

MIDDLETOWN, R.I., March 15, 2016 – Towerstream Corporation (NASDAQ: TWER) (the “Company”), a leading Fixed Wireless Fiber Alternative company, announced results for the year ended December 31, 2015.

2015 Operating Highlights and Corporate Update

●	HetNets Tower Corporation has closed its operations effective immediately.
●	Company signed an agreement with Time Warner Cable to immediately take over $7mm worth of annual lease obligations.
●	Company has entered into a 3-year agreement with renewal options to provide backhaul services for $1.6mm/year with Time Warner Cable.
●	Valuable backhaul equipment will be redeployed for On-Net installations and expected to significantly lower future capital expenditures.
●	Cash burn for Q2 2016 expected to be under $2.9mm.

Management Comments

“Our immediate focus is to reduce cash burn, and to ignite the On-Net sales model,” stated Philip Urso, interim CEO.

Selected Financial Data and Key Operating Metrics

(All dollars are in thousands except ARPU information)

	Years Ended
	12/31/2015	12/31/2014
Selected Financial Data
Revenues
Continuing	$27,905	$29,936
Discontinued	3,370	3,100
Gross margin
Continuing	62%	66%
Capital expenditures
Continuing	$6,951	$5,950
Discontinued	240	2,221
Churn rate (1)	1.88%	1.85%
ARPU (1)	$764	$772
ARPU of new customers (1)	640	639
Cash and cash equivalents	15,116	38,027

(1)	See Non-GAAP Measures below for the definitions of Churn, ARPU and ARPU of new customers.

Consolidated Statement of Operations

(All dollars are in thousands except per share amounts)

	Year Ended December 31, 2015
	Continuing Operations	Discontinued Operations	Consolidated
Revenues	$27,905	$3,370	$31,275

Operating Expenses
Cost of revenues	10,604	17,751	28,355
Depreciation and amortization	9,643	4,033	13,676
Customer support services	4,426	710	5,136
Sales and marketing	5,864	146	6,010
General and administrative	9,958	2,008	11,966
Total Operating Expenses	40,495	24,648	65,143
Operating Loss	(12,590)	(21,278)	(33,868)
Other Income/(Expense)
Interest expense, net	(6,653)	-	(6,653)
Provision for income taxes	38	-	38
Total Other Income/(Expense)	(6,615)	-	(6,615)
Net Loss	$(19,205)	$(21,278)	$(40,483)

Net loss per common share – basic and diluted	$(0.28)	$(0.32)	$(0.60)
Weighted average common shares outstanding – basic and diluted	67,932	67,932	67,932

	Year Ended December 31, 2014
	Continuing Operations	Discontinued Operations	Consolidated
Revenues	$29,936	$3,100	$33,036

Operating Expenses
Cost of revenues	10,300	14,220	24,520
Depreciation and amortization	9,682	3,958	13,640
Customer support services	4,127	683	4,810
Sales and marketing	5,341	229	5,570
General and administrative	9,767	569	10,336
Total Operating Expenses	39,217	19,659	58,876
Operating Loss	(9,281)	(16,559)	(25,840)
Other Income/(Expense)
Interest expense, net	(1,673)	-	(1,673)
Provision for income taxes	(78)	-	(78)
Total Other Income/(Expense)	(1,751)	-	(1,751)
Net Loss	$(11,032)	$(16,559)	$(27,591)

Net loss per common share – basic and diluted	$(0.16)	$(0.25)	$(0.41)
Weighted average common shares outstanding – basic and diluted	66,804	66,804	66,804

Summary Condensed Balance Sheet

(All dollars are in thousands)

	December 31, 2015	December 31, 2014
Assets
Current Assets
Cash and cash equivalents	$15,116	$38,027
Other	783	901
Current assets of discontinued operations	1,249	1,336
Current assets held for sale	5,315	11,109
Total Current Assets	22,463	53,373

Property and equipment, net	21,235	23,147

Other assets	5,023	6,863
Long-term assets of discontinued operations	-	938
Total Assets	48,721	82,321

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable and accrued expenses	2,506	2,713
Deferred revenues and other	2,543	2,288
Current liabilities of discontinued operations	3,907	197
Total Current Liabilities	8,956	5,198

Long-Term Liabilities
Long-term debt	34,695	32,101
Other	2,524	3,060
Total Long-Term Liabilities	37,219	35,161

Total Liabilities	46,175	40,359

Stockholders’ Equity	2,546	41,962
Total Liabilities and Stockholders’ Equity	$48,721	$82,321

Non-GAAP Measures

We use certain Non-GAAP measures to monitor the Company's business performance and that of our segments. These Non-GAAP measures are not recognized under generally accepted accounting principles ("GAAP"). Accordingly, investors are cautioned about using or relying on these measures as alternatives to recognized GAAP measures. Our methods of calculating these measures may not be comparable to similar measures presented by other companies.

A definition of the Non-GAAP measures that we employ, and how we use them to monitor business performance, are as follows:

“ARPU” refers to the monthly average revenue per user, or customer, being generated from those customers under contract at the end of each indicated period. We calculate ARPU by dividing our monthly recurring revenue (“MRR”) at the end of a period by the number of customers generating that MRR.

“ARPU of new customers” is calculated in the same manner but only includes new customers who entered into contracts during the indicated period.

“Churn” and “Churn rate” refer to the percent of revenue lost on a monthly basis from customers disconnecting from our network or reducing the amount of their bandwidth.

Conference Call and Webcast

A conference call led by interim Chief Executive Officer, Philip Urso, Chief Financial Officer, Joseph Hernon, and Chief Operations Officer, Arthur Giftakis, will be held on March 15, 2016 at 5:00 p.m. ET to review our financial results and provide an update on current business developments. Interested parties may participate in the conference by dialing 877-755-7423 or 678-894-3069 (for international callers). A telephonic replay of the conference may be accessed approximately two hours after the call through April14, 2016 at 11:59 p.m. ET by dialing 855-859-2056 or 404-537-3406 (for international callers) using pass code 84829903.

The call will also be webcast and can be accessed in a listen-only mode on the Company’s website at http://ir.towerstream.com/events.cfm.

About Towerstream Corporation

Towerstream Corporation (Nasdaq:TWER) is a leading Fixed Wireless Fiber Alternative company delivering high-speed Internet access to businesses. To date the company offers its broadband services in 12 urban markets including New York City, Boston, Los Angeles, Chicago, Philadelphia, the San Francisco Bay area, Miami, Seattle, Dallas-Fort Worth, Houston, Las Vegas-Reno, and the greater Providence area. In 2014, Towerstream launched its On-Net fixed wireless service offering building owners and property managers a redundant and reliable dense urban network that directly connects with Towerstream’s fiber backbone. On-Net building tenants have access to 100 Mbps of dedicated, symmetrical Internet connectivity, with a premier SLA, for an industry-leading price of $699/month. For more information on Towerstream services, please visit www.towerstream.com and/or follow us @Towerstream.

Safe Harbor

Certain statements contained in this press release are “forward-looking statements” within the meaning of applicable federal securities laws, including, without limitation, anything relating or referring to future financial results and plans for future business development activities, and are thus prospective. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified based on current expectations. Such risks and uncertainties include, without limitation, the risks and uncertainties set forth from time to time in reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Consequently, future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements contained herein. The Company undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

INVESTOR CONTACT:

Terry McGovern

Vision Advisors

415-902-3001

mcgovern@visionadvisors.net

MEDIA CONTACT:

Todd Barrish

Indicate Media
917-861-0089

todd@indicatemedia.com